CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Craig Goos, Principal Executive Officer of UBS Tamarack International Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     3/6/09                       /s/ Craig Goos
     --------------------    ---------------------------------------------------
                             Craig Goos, Principal Executive Officer


I, Robert Aufenanger, Principal Financial Officer of UBS Tamarack International Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     3/6/09                       /s/ Robert Aufenanger
     --------------------    ---------------------------------------------------
                             Robert Aufenanger, Principal Financial
                             Officer